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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2005

                             -----------------------

                               COLOR IMAGING, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               DELAWARE                                 1-16450                              13-3453420
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

       4350 PEACHTREE INDUSTRIAL BOULEVARD, SUITE 100, NORCROSS, GA 30071
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 840-1090

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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



SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

Assignment and Assumption Agreement

On September 19, 2005, Color Imaging, Inc. (the "Company" or "Color Imaging") entered into an Assignment and Assumption Agreement ("Assumption Agreement") with Kings Brothers LLC ("Kings Brothers"). As described more fully in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, since June 1999 Kings Brothers and Color Imaging have been co-debtors on industrial revenue bonds. Jui-Hung Wang, Jui-Kung Wang, Sueling Wang and Jui-Chi Wang are directors of the Company and own Kings Brothers. In connection with those bonds, Kings Brothers and Color Imaging entered into a Joint Debtor Agreement, agreeing to be responsible for their respective shares of the liability under the bonds. As described in the Company's Current Report on Form 8-K filed on March 16, 2005, on March 8, 2005, Color Imaging entered into a Second Amendment to Joint Debtors Agreement ("Second Amendment") with Kings Brothers. Prior to the entry into the Second Amendment, Kings Brothers paid principal on, redeemed or provided for the redemption of an aggregate amount of the outstanding bonds representing Kings Brothers' agreed upon portion of the liability under the Joint Debtor Agreement. Under the bond documents, Kings Brothers remained an obligor on the bonds. Under the Second Amendment, the parties agreed that Color Imaging has sole responsibility for paying the remaining principal and interest under the bonds. In September 2005, the financial institution responsible for administering the bond agreed to release Kings Brothers and Kings Brothers' security from the bond obligations. The Company has agreed to assume the remaining obligations under the bonds. The Assignment and Assumption Agreement serves to document the Company's agreement to assume the remaining obligations under the bond, including Kings Brothers' obligations. A copy of the Assignment and Assumption Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Renewal of Bank Borrowing Arrangements

On September 19, 2005, Color Imaging renewed its credit facility with Wachovia Bank, National Association, as successor by merger to SouthTrust Bank (the "Bank"). The Company has a $1.5 million revolving line of credit, as amended, bearing interest at the one-month Libor interest rate in effect two business days before the first day of the month plus 2.50%. This revolving line of credit expired on June 30, 2005, and the Company has, on September 19, 2005, renewed the line of credit in the increased amount of $3 million to expire June 30, 2007, at a reduced interest rate of Libor plus 1.85%. Under the renewed line of credit, the Company is permitted to borrow up to 75% of eligible accounts receivable and 50% of eligible inventories (up to a maximum $1.5 million and not to exceed 50% of the total outstanding). The line of credit includes a $500,000 sublimit for import letters of credit. The Company has a $1.5 million standby letter of credit facility, which expired on June 30, 2005. The bank has extended this facility in the reduced amount of $1.0 million to June 30, 2007, as another sublimit under the $3 million revolving line of credit. The Company requested and the Bank has provided the Company with a $1.0 million guidance line, $500,000 for each of the next two years, for 80% of the cost of the acquisition of eligible capital equipment, excluding soft costs and installation, or the


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

refinancing of principal amounts due in 2006 and 2007 on the industrial development bond. Under the guidance line approved by the Bank, amounts advanced would be payable interest only during the fiscal year in which advanced at the one-month Libor rate plus 1.85% and then be converted to a term loan with level principal payments over five years. The Company has granted the Bank a security interest in all of the Company's assets as security for the repayment of the obligations to the Bank.

The credit agreement provides for the following credit facilities:

     (1) A $3.0 million Revolving Credit Line to support working capital with sublimits of $500,000 and $1,000,000 for import and standby letters of credit to facilitate the purchase of inventory from foreign vendors

     (2) A $500,000 Capital Asset Financing Facility to be available through June 30, 2006, with the outstanding principal balance on this facility converting to a term loan on June 30, 2006, to be fully amortized over 5 years.

     (3) A $500,000 Capital Asset Financing Facility to be available from July 1, 2006 through June 30, 2007, with the outstanding principal balance on this facility converting to a term loan on June 30, 2007, to be fully amortized over 5 years.

The credit facility includes customary loan covenants, including requirements to maintain at all times that this Agreement is in effect the following:

     (a) Fixed Charge Coverage Ratio with respect to the twelve-month period ending on the last day of any fiscal quarter of not less than 1.25:1:00;

     (b)  Traditional Leverage of not more than 2.0 to 1; and

     (c)  Tangible Net Worth of not less than $9,000,000.

If the Company either abandons the going private transaction or fails to consummate the going private transaction by December 31, 2005, then the foregoing covenants, effective upon the earlier of abandonment or December 31, 2005, shall be modified to provide that the Company shall at all times thereafter maintain the following:

     (a) Fixed Charge Coverage Ratio with respect to the twelve-month period ending on the last day of any fiscal quarter of not less than 1.25:1:00;

     (b)  Traditional Leverage of not more than 1.5 to 1; and

     (c)  Tangible Net Worth of not less than $ 10,000,000.

A copy of the Second Amended and Restated Loan and Security Agreement is attached as Exhibit 10.2 to this report. The revolving note and two term notes are attached as Exhibits 10.3, 10.4 and 10.5 to this report. These documents are incorporated herein by reference.


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



SECTION 2    FINANCIAL INFORMATION.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The discussion at Item 1.01 above is incorporated herein by reference.

SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C) EXHIBITS.

         Exhibit Number             Description

               10.1 Assignment and Assumption Agreement (Relating to Development Authority of Gwinnett County Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999) as of September 19, 2005, by and among Kings Brothers, LLC and Color Imaging, Inc.

               10.2 Second Amended and Restated Loan and Security Agreement as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.3 Second Amended And Restated $3,000,000 Revolving Note as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.4 First $500,000 Term Note as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.5           Second  $500,000  Term  Note as of  September  19,
                              2005, by and Between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Color Imaging, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLOR IMAGING, INC.




Date:  September 19, 2005              By:   /S/ MORRIS E. VAN ASPEREN
                                          -------------------------------------
                                          Name:  Morris E. Van Asperen
                                          Title: Executive Vice President, Chief
                                                 Financial Officer and Secretary

                                  EXHIBIT INDEX



Exhibit Number             Description

         Exhibit Number             Description

               10.1 Assignment and Assumption Agreement (Relating to Development Authority of Gwinnett County Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999) as of September 19, 2005, by and among Kings Brothers, LLC and Color Imaging, Inc.

               10.2 Second Amended and Restated Loan and Security Agreement as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.3 Second Amended And Restated $3,000,000 Revolving Note as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.4 First $500,000 Term Note as of September 19, 2005, by and between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.

               10.5           Second  $500,000  Term  Note as of  September  19,
                              2005, by and Between Color Imaging, Inc. and Wachovia Bank, National Association, Successor by Merger to SouthTrust Bank.


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